--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 8, 2004
                                                         ---------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

         New Jersey                     0-29030                   22-3475473
         ----------                     -------                   ----------
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


       399 Route 23
Franklin, New Jersey                                              07416
--------------------                                              -----
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                          ---------------

--------------------------------------------------------------------------------

Item 5. Other events.
        -------------

     The Registrant issued a press release on January 8, 2004 announcing the declaration of a $0.07 cash dividend payable on February 2, 2004 to shareholders of record as of January 23, 2004.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

        (a)  None.
        (b)  None.
        (c)  Exhibits: Exhibit 99 -- Press release announcing cash dividend.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUSSEX BANCORP
                                          --------------
                                          (Registrant)

Dated:   January 8, 2004                  By: /s/ Candace A. Leatham
                                          --------------------------------------
                                          CANDACE A. LEATHAM
                                          Executive Vice President and Treasurer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                   Page No.
-----------       -----------                                   --------

99                Press release announcing the Registrant's     5
                  declaration of a $0.07 cash dividend
                  payable on February 2, 2004 to
                  shareholders of record as of January 23, 2004.